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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                               ________________


                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                   MAY 22, 1995
                                                                    ------------

                        COMPREHENSIVE CARE CORPORATION
              (Exact name of registrant as specified in Charter)


       DELAWARE                      0-5751                   95-2594724
--------------------------------------------------------------------------------
   (State or other                 (Commission              (IRS  Employer
   jurisdiction of                 File Number)           Identification No.)
    incorporation)

  4350 VON KARMAN AVENUE, SUITE 280, NEWPORT BEACH, CALIFORNIA         92660
--------------------------------------------------------------------------------
            (Address of principal executive offices)                 (zip code)


                                (714) 798-0460
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             (Registrant's telephone number, including area code)


     16305 SWINGLEY RIDGE DRIVE, SUITE 100, CHESTERFIELD, MISSOURI  63017
--------------------------------------------------------------------------------
                (Former name, former address and former fiscal
                     year, if changed, since last report)




Exhibit Index on Page 3 of 4 Pages
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                 On May 22, 1995, Arthur Andersen & Co. ("AA"), the Company's independent accountants, advised the Company that the Company did not meet AA's client profile so as to enable AA to proceed with the Company's audit for the fiscal year ending May 31, 1995 because to do so. The Company was not advised as to what AA's client profile was or in what respects the Company did not meet it. In addition, representatives of AA further advised the Company that, in view of the fact that the Company intended to file, or update by reference to current filings, various registration statements under the Securities Act of 1933, as amended, including registration statements on Form S-8 relating to the registration of its Common Stock under its existing stock option plans, the proposed registration of shares of Common Stock of the Company which may be sold by certain selling shareholders, and the registration of shares of Common Stock to be issued in order to fund payments to certain debentureholders of the Company in exchange for their debentures, that AA would decline to furnish the Company with the necessary consents, as required under Rule 439 of the General Rules and Regulations of the Securities Act of 1933, as amended, to be named as an experts or to use fiscal 1993 and fiscal 1994 audit reports, which consents are required to be filed as an exhibit to such proposed registration statements. Accordingly, AA advised the Company that, if the Company does not engage new auditors, AA intends to resign as the Company's auditors.

                 In view of the position taken by AA, the Board of Directors of the Company has suggested that management will proceed to interview, and ultimately to engage, new independent auditors to audit and report upon the financial statements for the fiscal year ending May 31, 1995 and any prior fiscal years as may be necessary by reason of AA's position. The Company is unable to presently assess the delay occasioned by reason of the position taken by AA, the added expenses which it will incur and other financial and business ramifications.

         The Company has interviewed representatives of AA, who have confirmed, with respect to each of the last two fiscal years and the subsequent interim period, each of the following to the Company's management

                 (i) There have never been any questions concerning the integrity of the 1993 or 1994 financial statements.

                 (ii) There have never been any questions concerning the quality or condition of the accounting books and records.

                 (iii) There have never been any disagreements between the Company and AA as to accounting policies or principles in connection with the fiscal 1993 or 1994 financial statements.

                 (iv) There have never been any audit scope or financial statement disclosure disagreements or issues.

                 (v) There have never been any problems with management or the cooperation of management.





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                 (vi)     There has never been any advisory by AA that the
scope of the audit of the Company needed to be expanded.

                 (vii) AA has confirmed to the Company that there was no information that came to AA's attention that if further investigated may materially impact its reports or the Company's financial statements.

                 (viii) There has not been any absence or breakdown of the internal controls.

                 (ix) The 1993 and 1994 presentation by AA to the Company's Audit Committee confirmed the adequacy of reserves, that management adequately addressed the Company's problems and uncertainties, the non-existence of any disputes, or disagreements, and the absence of material weaknesses in internal controls.

                 A copy of this Report on Form 8-K has been furnished to AA pursuant to Item 304(a)(3) of Regulation S-K under the General Rules and Regulations of the Securities Act of 1933, as amended. The Company has requested AA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether AA agrees with the statements made by the Company and, if not, stating in which respects it does not so agree. The Company has requested any such letter to be submitted to it as promptly as possible so that any such letter may be filed by the Company within 10 business days following the filing of this Report. Any such letter will be filed by amendment to this Report within two business days after receipt of any such letter.

         AA's report on the Company's financial statements for fiscal years 1993 and 1994 contained a qualification as to the uncertainty of the presentation of financial information on a going concern basis.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         None.





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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMPREHENSIVE CARE CORPORATION
                                              (Registrant)



                                     By: /s/ Drew Q. Miller
                                         ------------------------------------
                                             Drew Q. Miller, Vice President and
                                             Chief Financial Officer

Dated: May 25, 1995